Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of The Ozone Man, Inc. (the "Company") on Form 10-QSB for the three month period ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2008            By: /s/ Halden Shane
                                    ----------------------------
                                    Halden Shane
                                    Principal Executive Officer
                                    Principal Financial and Accounting Officer